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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ____________________


        Date of Report (Date of earlier event reported) January 16, 1997


                        NORTHSTAR HEALTH SERVICES, INC.
                        -------------------------------
             (Exact name or registrant as specified in its charter)


         DELAWARE                       0-21752                25-1697152
         --------                       -------                ----------
      (State of other            (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                              Identification No.)


       750 HOLIDAY DRIVE, FOSTER PLAZA 9, PITTSBURGH, PENNSYLVANIA 15220
       -----------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (412) 920-1730
                                                          --------------


       _________________________________________________________________
         (Former name or former address, if changes since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for
the past 90 days.   Yes  __  No  X
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Item 1.  Change in Control of Registrant.
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5.  Other Events.

         On February 13, 1997, the Board of Directors of Northstar Health Services, Inc., released a statement in response to SEC filings seeking control of the Board of Directors filed by Thomas Zaucha, entities he controls, and Commonwealth Associates, an investment banking firm, formerly and perhaps currently, closely associated with former Chairman, Mark DeSimone.

Item 6.  Resignation of Registrant's Directors.
         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements and Business Acquired.
             Not applicable.

         (b) Pro Forma Financial Information.
             Not applicable.

         (c) Exhibits - Press Release

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


NORTHSTAR HEALTH SERVICES, INC.


                                      By: /s/ Robert J. Smallacombe
                                         --------------------------------
                                          Robert J. Smallacombe, CEO
DATED: February 21, 1997